SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 30, 2004
                                                        ------------------

                        Rush Financial Technologies, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Texas                      000-24057                  78-1847108
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(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

                  13355 Noel Road, Suite 300, Dallas, TX 75240
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 972-450-6000

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                        RUSH FINANCIAL TECHNOLOGIES, INC.

                                TABLE OF CONTENTS



Page

Item 3.02   Sale of Unregistered Equity Securities........................    3

Item 7.01.  Regulation FD Disclosure......................................    3

Item 9.01.  Financial Statements and Exhibits

            (c) Exhibits..................................................    3

Signature.................................................................    4

Exhibit Index.............................................................    5








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ITEM 3.02.  Sale of Unregistered Equity Securities.

         On October 7, 2004, Registrant closed the sale of 2,375,000 shares of Common Stock. The securities were sold by the issuer to accredited investors consisting of three individuals and one investment partnership, without commissions, for a cash price of $ 0.20 per share. Such issuances were exempt from registration under Section 4(2) of the Securities Act of 1933. A Registration Rights Agreement and Warrant Agreement executed with the investment partnership are attached as exhibits hereto.

ITEM 7.01.  Regulation FD Disclosure.

         On October 8, 2004, Rush Financial Technologies, Inc. issued a news release that is attached hereto as Exhibit 99.1. In the news release, the Company announced it has raised over $500,000 for its working capital requirements through the issuance of shares of its restricted common stock and warrants.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed" with, the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

                  10.23    Registration Rights Agreement.
                  10.24    Warrant Agreement.
                  99.1     News Release dated October 8, 2004.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RUSH FINANCIAL TECHNOLOGIES, INC.
                                    (Registrant)

Date:  October 8, 2004                      By: /s/ Dewey M. Moore, Jr.
                                               -------------------------------
                                               Dewey M. Moore, Jr.
                                               Chief Executive Officer












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                                  EXHIBIT INDEX

------------ ---------------------------------------------------------- --------
 Exhibit #                    Description                                Page #
------------ ---------------------------------------------------------- --------
  10.23(a)   Registration Rights Agreement dated September 30, 2004         6
------------ ---------------------------------------------------------- --------
  10.24(a)   Warrant Agreement dated September 30, 2004                    16
------------ ---------------------------------------------------------- --------
  99.1(a)    News Release dated October 8, 2004                            24
------------ ---------------------------------------------------------- --------





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(a)  filed herewith







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